FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 December 05, 2002

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  29-Nov-02

Housing Loan Collection Period       21-Aug-02  to  20-Nov-02
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              05-Sep-02   to  05-Dec-02
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      91

Coupon Period - Class B              05-Sep-02   to  05-Dec-02
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      91

3 month BBSW at beginning of coupon period        4.87000%
3 Month USD-LIBOR                                 1.80188%

Foreign Exchange Rate   0.5201

Available Income                            28,804,041.85
Total Available Funds                       28,804,041.85
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    72,517,235.37
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                               1,323,959.67
Total Payments                              24,817,604.98
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding            2,920,541.77
Gross Principal Collections                263,795,905.90
Principal Collections                      191,278,670.53
Excess Available Income                      3,986,436.87
Excess Collections Distribution                      0.00
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                    31.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,609,423,220.41
Subordinated Percentage                           1.4314%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A          8,914.3402             389.7850  usd
Class B              0.0000             133.3836 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A    1,495,239,782.42          98.39253%     1.00000
Class B       25,000,000.00           1.60747%
RFS                    0.00                        0.00000
           1,520,239,782.42         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       777,674,210.84          0.6968407
Class B        13,002,500.00          1.0000000
RFS                     0.00          0.00
              790,676,710.84

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 12,040,050
Unscheduled principal      $179,238,621
Principal Collections      $191,278,671




Fixed Interest Rate Housing Loan               $  135,740,829
Variable Rate Housing Loans                    $1,381,578,412
                                               $1,517,319,241


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 Nov 2002

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current        12,556  1,444,454,294 11,619,904  95.51%   95.20%
 1 - 29 Days       513     62,030,807    438,737   3.90%    4.09%
 30 - 59 Days       56      7,851,172     52,403   0.43%    0.52%
 60 - 89 Days       12      1,695,343     11,161   0.09%    0.11%
 90 - 119 Days       5        868,929      5,883   0.04%    0.06%
 120 - 149 Days      2        123,362        868   0.02%    0.01%
 150 - 179 Days      1        137,663        827   0.01%    0.01%
 180+ Days           1        157,669      1,004   0.01%    0.01%

  TOTAL         13,146  1,517,319,241 12,130,787 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 05 December, 2002
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager